Exhibit 99.1

ACI Worldwide, Inc. Reports Financial Results for the
Quarter Ended March 31, 2022

Revenue of $323 million, up 13% versus Q1 2021
Adjusted EBITDA of $68 million, up 50% versus Q1 2021
New ARR bookings of $21 million, up 117% versus Q1 2021
Net income of $16 million
Repurchased 1.1 million shares in the quarter
Reiterating guidance for full-year 2022

Miami, FL — May 5, 2022 — ACI Worldwide (NASDAQ: ACIW), the global leader in mission-critical, real-time payments software, announced financial results today for the quarter ended March 31, 2022. ACI delivered a strong first quarter, with revenue growth of 13% and new ARR bookings up 117% versus 2021.

"We continue to execute on the rigorous and disciplined management processes implemented in the last two years, making our business more predictable and our growth momentum clear", said Odilon Almeida, president and CEO of ACI Worldwide.

"I am pleased with our progress and our financial flexibility, which support short- and long-term profitable growth while continuing our share buy-back program,” Almeida continued.

“This quarter’s revenue growth and significant new business wins demonstrate continued execution of our Fit for Growth and Focused on Growth strategic pillars. Our Step-Change Value Creation pillar is progressing as well,” he concluded.

FINANCIAL SUMMARY
In Q1 2022, revenue was $323 million, up 13%, or 14% on a constant currency basis, from Q1 2021. Net income was $16 million, up from a net loss of $2 million Q1 2021. Adjusted EBITDA in Q1 2022 was $68 million, up 50%, or 49% on a constant currency basis, from Q1 2021. Net adjusted EBITDA margin in Q1 2022 was 29% compared to 23% in Q1 2021. Q1 total new ARR bookings of $21 million were up 117% over Q1 2021.
•Bank segment revenue increased 38%, or 40% on constant currency basis, and Bank segment adjusted EBITDA increased 74% on a reported and constant currency basis, versus Q1 2021.
•Merchant segment revenue increased 6%, or 8% on a constant currency basis, and Merchant segment adjusted EBITDA was flat, or down 3% on a constant currency basis, versus Q1 2021.
•Biller segment revenue was flat on a reported and constant currency basis, and the Biller segment adjusted EBITDA was down 23%, or down 22% on a constant currency basis, versus Q1 2021.

ACI ended the quarter with $115 million in cash on hand and a debt balance of $1 billion, which represents a net debt leverage ratio of 2.4x. The company repurchased 1.1 million shares for $38 million during the quarter. As of March 31, 2022, ACI has $178 million remaining on its share repurchase authorization.
2022 FULL-YEAR AND Q2 GUIDANCE
We reaffirm our guidance for the full year of 2022. We expect revenue growth to be in the mid-single digits on a constant currency basis, or in the range of $1.415 billion to $1.435 billion. We expect adjusted EBITDA to be in a range of $400 million to $415 million with net adjusted EBITDA margin expansion.
We expect Q2 2022 revenue to be between $325 million to $345 million and adjusted EBITDA of $55 million to $75 million. This excludes one-time charges to move our European data centers to the public cloud.
CONFERENCE CALL TO DISCUSS FINANCIAL RESULTS
Today, management will host a conference call at 8:30 AM ET to discuss these results. Interested persons may access a real-time webcast of the teleconference at http://investor.aciworldwide.com/ or use the following number for dial-in participation: toll-free: (866) 914-7436. Please provide your name, the conference name of ACI Worldwide, Inc. and conference ID 9771443.
About ACI Worldwide
ACI Worldwide is the global leader in mission-critical, real-time payments software. Our proven, secure and scalable software solutions enable leading corporations, fintechs, financial disruptors and merchants to process and manage digital payments, power omni-commerce payments, present and process bill payments, and manage fraud and risk. We combine our global footprint with a local presence to drive the real-time digital transformation of payments and commerce.
© Copyright ACI Worldwide, Inc. 2022.
ACI, ACI Worldwide, ACI Payments, Inc., ACI Pay, Speedpay and all ACI product/solution names are trademarks or registered trademarks of ACI Worldwide, Inc., or one of its subsidiaries, in the United States, other countries or both. Other parties' trademarks referenced are the property of their respective owners.
For more information contact:
Investors:
John Kraft

SVP, Head of Strategy and Finance

john.kraft@aciworldwide.com

To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the tables, which exclude significant transaction-related expenses, as well as other significant non-cash expenses such as depreciation, amortization, and stock-based compensation, that we believe are helpful in understanding our past financial performance and our future results. The presentation of these non-GAAP financial measures should be considered in addition to our GAAP results and are not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. Management generally compensates for limitations in the use of non-GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP.

We believe that these non-GAAP financial measures reflect an additional way to view aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. Certain non-GAAP measures include:

•Adjusted EBITDA: net income (loss) plus income tax expense (benefit), net interest income (expense), net other income (expense), depreciation, amortization and stock-based compensation, as well as significant transaction-related expenses. Adjusted EBITDA should be considered in addition to, rather than as a substitute for, net income (loss).

•Net Adjusted EBITDA Margin: Adjusted EBITDA divided by revenue net of pass-through interchange revenue. Net Adjusted EBITDA Margin should be considered in addition to, rather than as a substitute for, net income (loss).

•Diluted EPS adjusted for non-cash and significant transaction related items: diluted EPS plus tax effected significant transaction related items, amortization of acquired intangibles and software, and non-cash stock-based compensation. Diluted EPS adjusted for non-cash and significant transaction related items should be considered in addition to, rather than as a substitute for, diluted EPS.

•Recurring revenue: revenue from software as a service and platform as a service fees and maintenance fees. Recurring revenue should be considered in addition to, rather than as a substitute for, total revenue.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as “believes,” “will,” “expects,” “anticipates,” “intends,” and words and phrases of similar impact. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Forward-looking statements in this press release include, but are not limited to: (i) expectations that the rigorous and disciplined management processes implemented in the last two years is making our business more predictable and our growth momentum clear, (ii) our progress and our financial flexibility, which support short- and long-term profitable growth while continuing our share buy-back program, (iii) expectations that our Step-Change Value Creation pillar is progressing as well, (iv) expectations for full year 2022 revenue, adjusted EBITDA, net adjusted EBITDA margin, and (iv) our expectations for Q2 2022 revenue and adjusted EBITDA.

All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in our filings with the Securities and Exchange Commission. Such factors include, but are not limited to, increased competition, business interruptions or failure of our information technology and communication systems, security breaches or viruses, our ability to attract and retain senior management personnel and skilled technical employees, future acquisitions, strategic partnerships and investments, implementation and success of our Three Pillar strategy, impact if we convert some or all on-premise licenses from fixed-term to subscription model, anti-takeover provisions, exposure to credit or operating risks arising from certain payment funding methods, customer reluctance to switch to a new vendor, our ability to adequately defend our intellectual property, litigation, our offshore software development activities, risks from operating internationally, including fluctuations in currency exchange rates, adverse changes in the global economy, compliance of our products with applicable legislation, governmental regulations and industry standards, the complexity of our products and services and the risk that they may contain hidden defects, complex regulations applicable to our payments business, our compliance with privacy regulations, our involvement in investigations, lawsuits and other expense and time-consuming legal proceedings, exposure to unknown tax liabilities, consolidations and failures in the financial services industry, volatility in our stock price, demand for our products, failure to obtain renewals of customer contracts or to obtain such renewals on favorable terms, delay or cancellation of customer projects or inaccurate project completion estimates, impairment of our goodwill or intangible assets, the accuracy of management’s backlog estimates, the cyclical nature of our revenue and earnings and the accuracy of forecasts due to the concentration of revenue-generating activity during the final weeks of each quarter, restrictions and other financial covenants in our debt agreements, our existing levels of debt, potential adverse effects from the impending replacement of LIBOR, the COVID-19 pandemic, and events outside of our control including natural disasters, wars, and outbreaks of disease. For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review our filings with the Securities and Exchange Commission, including our most recently filed Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q.

ACI WORLDWIDE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited and in thousands)

	March 31, 2022	December 31, 2021
ASSETS
Current assets
Cash and cash equivalents	$114,754	$122,059
Receivables, net of allowances	310,778	320,405
Settlement assets	531,804	452,396
Prepaid expenses	33,465	24,698
Other current assets	18,926	17,876
Total current assets	1,009,727	937,434
Noncurrent assets
Accrued receivables, net	276,731	276,164
Property and equipment, net	60,770	63,050
Operating lease right-of-use assets	47,161	47,825
Software, net	146,952	157,782
Goodwill	1,280,226	1,280,226
Intangible assets, net	273,527	283,004
Deferred income taxes, net	51,243	50,778
Other noncurrent assets	64,108	62,478
TOTAL ASSETS	$3,210,445	$3,158,741
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$38,929	$41,312
Settlement liabilities	531,148	451,575
Employee compensation	32,316	51,379
Current portion of long-term debt	50,778	45,870
Deferred revenue	92,518	84,425
Other current liabilities	67,923	79,594
Total current liabilities	813,612	754,155
Noncurrent liabilities
Deferred revenue	27,790	25,925
Long-term debt	1,036,380	1,019,872
Deferred income taxes, net	32,519	36,122
Operating lease liabilities	41,718	43,346
Other noncurrent liabilities	33,759	34,544
Total liabilities	1,985,778	1,913,964
Commitments and contingencies
Stockholders’ equity
Preferred stock	—	—
Common stock	702	702
Additional paid-in capital	685,354	688,313
Retained earnings	1,146,771	1,131,281
Treasury stock	(506,513)	(475,972)
Accumulated other comprehensive loss	(101,647)	(99,547)
Total stockholders’ equity	1,224,667	1,244,777
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,210,445	$3,158,741

ACI WORLDWIDE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited and in thousands, except per share amounts)

	Three Months Ended March 31,
	2022	2021
Revenues
Software as a service and platform as a service	$194,562	$195,746
License	60,285	21,202
Maintenance	51,418	52,363
Services	16,815	15,875
Total revenues	323,080	285,186
Operating expenses
Cost of revenue (1)	166,286	159,485
Research and development	37,807	34,514
Selling and marketing	34,608	28,138
General and administrative	25,875	27,775
Depreciation and amortization	30,838	31,584
Total operating expenses	295,414	281,496
Operating income	27,666	3,690
Other income (expense)
Interest expense	(10,894)	(11,475)
Interest income	3,159	2,854
Other, net	2,250	(1,382)
Total other income (expense)	(5,485)	(10,003)
Income (loss) before income taxes	22,181	(6,313)
Income tax expense (benefit)	6,691	(4,368)
Net income (loss)	$15,490	$(1,945)
Income (loss) per common share
Basic	$0.13	$(0.02)
Diluted	$0.13	$(0.02)
Weighted average common shares outstanding
Basic	115,287	117,491
Diluted	116,098	117,491
(1) The cost of revenue excludes charges for depreciation but includes amortization of purchased and developed software for resale.

ACI WORLDWIDE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited and in thousands)

	Three Months Ended March 31,
	2022	2021
Cash flows from operating activities:
Net income (loss)	$15,490	$(1,945)
Adjustments to reconcile net income (loss) to net cash flows from operating activities:
Depreciation	4,981	5,416
Amortization	26,508	28,167
Amortization of operating lease right-of-use assets	2,716	2,345
Amortization of deferred debt issuance costs	1,153	1,182
Deferred income taxes	(3,367)	(6,078)
Stock-based compensation expense	7,958	6,703
Other	601	(106)
Changes in operating assets and liabilities:
Receivables	9,660	76,135
Accounts payable	(2,748)	(2,808)
Accrued employee compensation	(19,138)	(12,725)
Deferred revenue	9,949	8,152
Other current and noncurrent assets and liabilities	(24,889)	(34,681)
Net cash flows from operating activities	28,874	69,757
Cash flows from investing activities:
Purchases of property and equipment	(2,280)	(4,346)
Purchases of software and distribution rights	(6,207)	(8,053)
Net cash flows from investing activities	(8,487)	(12,399)
Cash flows from financing activities:
Proceeds from issuance of common stock	906	1,052
Proceeds from exercises of stock options	1,022	2,799
Repurchase of stock-based compensation awards for tax withholdings	(5,537)	(14,206)
Repurchases of common stock	(37,860)	—
Proceeds from revolving credit facility	40,000	—
Repayment of revolving credit facility	(10,000)	(15,000)
Repayment of term portion of credit agreement	(9,738)	(9,738)
Payments on or proceeds from other debt, net	(4,186)	(3,600)
Net decrease in settlement assets and liabilities	(605)	(71,264)
Net cash flows from financing activities	(25,998)	(109,957)
Effect of exchange rate fluctuations on cash	(2,464)	(41)
Net decrease in cash and cash equivalents	(8,075)	(52,640)
Cash and cash equivalents, including settlement deposits, beginning of period	184,142	265,382
Cash and cash equivalents, including settlement deposits, end of period	$176,067	$212,742
Reconciliation of cash and cash equivalents to the Consolidated Balance Sheets
Cash and cash equivalents	$114,754	$184,364
Settlement deposits	61,313	28,378
Total cash and cash equivalents	$176,067	$212,742

	Three Months Ended March 31,
Adjusted EBITDA (millions)	2022	2021
Net income (loss)	$15.5	$(1.9)
Plus:
Income tax expense (benefit)	6.7	(4.4)
Net interest expense	7.7	8.6
Net other income (expense)	(2.3)	1.4
Depreciation expense	5.0	5.4
Amortization expense	26.5	28.2
Non-cash stock-based compensation expense	8.0	6.7
Adjusted EBITDA before significant transaction-related expenses	$67.1	$44.0
Significant transaction-related expenses:
Employee related actions	$—	$0.8
Other	0.5	0.4
Adjusted EBITDA	$67.6	$45.2
Revenue, net of interchange:
Revenue	$323.1	$285.2
Interchange	93.2	87.3
Revenue, net of interchange	$229.9	$197.9

Net Adjusted EBITDA Margin	29%	23%

	Three Months Ended March 31,
Segment Information (millions)	2022	2021
Revenue
Banks	$132.2	$95.9
Merchants	41.0	38.7
Billers	149.9	150.6
Total	$323.1	$285.2
Recurring Revenue
Banks	$61.3	$62.3
Merchants	34.8	35.3
Billers	149.9	150.5
Total	$246.0	$248.1
Segment Adjusted EBITDA
Banks	$64.7	$37.2
Merchants	14.7	14.7
Billers	26.4	34.0

	Three Months Ended March 31,
	2022		2021
EPS Impact of Non-cash and Significant Transaction-related Items (millions)	EPS Impact	$ in Millions (Net of Tax)	EPS Impact	$ in Millions (Net of Tax)
GAAP net income (loss)	$0.13	$15.5	$(0.02)	$(1.9)
Adjusted for:
Significant transaction-related expenses	—	0.4	0.01	0.9
Amortization of acquisition-related intangibles	0.06	7.0	0.06	7.0
Amortization of acquisition-related software	0.04	5.0	0.06	6.7
Non-cash stock-based compensation	0.05	6.0	0.04	5.1
Total adjustments	$0.15	$18.4	$0.17	$19.7
Diluted EPS adjusted for non-cash and significant transaction-related items	$0.28	$33.9	$0.15	$17.8

	Three Months Ended March 31,
Recurring Revenue (millions)	2022	2021
SaaS and PaaS fees	$194.6	$195.7
Maintenance fees	51.4	52.4
Recurring Revenue	$246.0	$248.1

Annual Recurring Revenue (ARR) Bookings (millions)	Three Months Ended March 31,
	2022	2021
ARR bookings	$21.1	$9.7